                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-1 of our report, dated December 17, 1999, relating to the financial statements of Kushner & Robertson, Inc. which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
Atlanta, Georgia
January 20, 2000